SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2002



                        INSpire Insurance Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                 TEXAS                  000-23005                75-2595937
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

300 Burnett Street
Ft. Worth, Texas                                         76102-2799
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code 817-348-3900.

ITEM 5.  OTHER EVENTS.
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         On January 29, 2002, the Company announced that its Board of Directors had cancelled its previously disclosed rights offering and that the adjourned special meeting of shareholders, which was scheduled to be reconvened on February 8, 2002 for the purpose of voting on the proposed rights offering, has been cancelled.

         Under the current circumstances, the Company's current cash utilization rates will result in utilizing all cash and investment balances by the end of the current quarter or the early part of the second quarter if significant steps are not implemented. The Company intends to take a number of steps including significant additional cost reduction measures and potentially renegotiating contracts in an effort to allow it to conduct business within its existing resources. There are risks that the Company may not be successful at achieving this objective.

         The Company also announced that Patrick Grady, the Company's Chief Financial Officer, was leaving the Company and that Andrea Goodrich, the Company's current Vice President and Controller, will serve as Acting Chief Financial Officer.

         The Company's press release dated January 29, 2002 is attached hereto as Exhibit 99.1.

         This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended (the
"Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this Form 8-K, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These forward-looking statements are based on information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to: difficulties associated with growth, the Company's dependence on major customers and limited operating history, technological change, competitive factors and pricing pressures, product development risks, changes in legal and regulatory requirements, general economic conditions and other factors. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by this paragraph. In the context of forward-looking information provided in this Form 8-K, reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission during the past 12 months.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         99.1 Press Release, dated January 29, 2002, relating to the cancellation of the rights offering.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: January 30, 2002.


                        INSpire Insurance Solutions, Inc.


                        By: /s/ Richard Marxen
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                        Name:   Richard Marxen
                        Title:  President and Chief Executive Officer